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                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-3087, 33-25577, 33-54596, and 33-52813; on Form S-3, File Nos. 33-41392,
33-45161, 33-47030, 33-64602, and 33-64604; and on Form S-4, File No. 33-54527.

Denver, Colorado,
August 11, 1995                                       ARTHUR ANDERSEN LLP